UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2014

PENDRELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2300 Carillon Point

Kirkland, Washington 98033

(Address of Principal Executive Offices) (Zip Code)

(425) 278-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

A subsidiary of Pendrell Corporation entered into a patent license agreement with a semiconductor company for technologies that cover embedded MultimediaCard (eMMC) memory and storage, effective June 13, 2014. This agreement allows the licensee to use both standards essential and implementation technologies in exchange for a modest upfront payment and future royalties. We believe the licensee’s eMMC products currently represent between 1% and 2% of the eMMC product market. The licensed portfolio includes more than 145 patents and patents pending, 12 of which have been applied for during the past 12 months. Pendrell issued a press release announcing the license agreement, a copy of which is attached.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Pendrell Corporation on June 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

	By:	/s/ Timothy M. Dozois
Dated: June 16, 2014		Timothy M. Dozois
Corporate Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Pendrell Corporation on June 16, 2014.